TRUST FOR CREDIT UNIONS

ULTRA-SHORT DURATION GOVERNMENT PORTFOLIO

SHORT DURATION PORTFOLIO

TCU SHARES

INVESTOR SHARES

SUPPLEMENT DATED OCTOBER 30, 2017

TO PROSPECTUSES DATED DECEMBER 29, 2016,

AS SUPPLEMENTED TO DATE

1.	The following replaces the information in the second paragraph under “Ultra-Short Duration Government Portfolio – Summary Section – Principal Investment Strategies” in the Prospectuses:

Investments:	The Portfolio invests exclusively in:
◾	Securities issued or guaranteed as to principal and interest by the U.S. government or by its agencies, instrumentalities or sponsored enterprises (“U.S. Government Securities”) and related custodial receipts
◾	Repurchase agreements secured with obligations authorized by the Federal Credit Union Act
◾	U.S. dollar denominated bank notes issued or guaranteed by banks with total assets exceeding $1 billion with weighted average maturities of less than 5 years, but only to the extent permitted under the Federal Credit Union Act and the rules and regulations thereunder.

2.	The following replaces the information in the third paragraph under “Short Duration Portfolio – Summary Section – Principal Investment Strategies” in the Prospectuses:

The	Portfolio may also invest in:
◾	Other U.S. Government Securities and related custodial receipts
◾	Repurchase agreements secured with obligations authorized by the Federal Credit Union Act
◾	U.S. dollar denominated bank notes issued or guaranteed by banks with total assets exceeding $1 billion with weighted average maturities of less than 5 years, but only to the extent permitted under the Federal Credit Union Act and the rules and regulations thereunder.

Please retain this Supplement with your Prospectus for future reference.